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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 14, 2003

                        TRAVELERS PROPERTY CASUALTY CORP.

               (Exact Name of Registrant as Specified in Charter)


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
            Connecticut                        001-31266                     No. 06-1008174

  (State or Other Jurisdiction of          (Commission File        (IRS Employer Identification No.)
           Incorporation)                       Number)


       One Tower Square, Hartford, Connecticut                            06183

     (Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (860) 277-0111

                                 Not Applicable

         (Former name or former address, if changed since last report.)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 14, 2003, Travelers Property Casualty Corp. (the "Company") issued a press release announcing the results of the Company's previously announced study regarding asbestos reserves, an estimate of earnings for the 2002 fourth quarter, and earnings outlook for 2003. The press release is attached as Exhibit 99.1 to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

                  The following exhibit is filed herewith:

                  Exhibit 99.1 Press Release dated January 14, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRAVELERS PROPERTY CASUALTY CORP.


Date: January 14, 2003
                                       By   /s/ James M. Michener
                                            ------------------------------
                                            Name:  James M. Michener
                                            Title: General Counsel

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                                  EXHIBIT INDEX



Exhibit No.                       Description
-----------                       -----------


99.1                              Press Release dated January 14, 2003.










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